UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2023 (August 23, 2023)

Aclarion, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41358	47-3324725
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8181 Arista Place, Suite 100
Broomfield, Colorado	80021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 275-2266

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
Common Stock	ACON	Nasdaq Stock Market
Common Stock Warrants	ACONW	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The information included in Item 8.01 below is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Late Filing of Form 10-Q for Second Quarter 2023

As previously reported in a Form 12b-25 Notification of Late Filing filed by Aclarion, Inc. (the “Company”) on August 14, 2023, the Company has been delayed in filing with the Securities and Exchange Commission (the “SEC”) its Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 (the “Form 10-Q”). The Company requested an extension to allow more time for our independent registered public accounting firm to complete their review of our interim financial statements.

The Company was not able to file the Form 10-Q by the extended deadline of August 21, 2023.

The Company filed the Form 10-Q on Friday, August 25, 2023.

Nasdaq Notice Regarding Late Filing of 10-Q Report

On August 23, 2023, the Company received a notice from Nasdaq notifying the Company that because the Company remains delinquent in filing its Form 10-Q, the Company no longer complies with Nasdaq Listing Rule 5250(c)(1), which requires companies with securities listed on Nasdaq to timely file all required periodic reports with the SEC.

The notice received from Nasdaq has no immediate effect on the listing or trading of the Company’s securities on Nasdaq. However, if the Company would fail to timely regain compliance with Rule 5250(c)(1), the Company’s securities would be subject to delisting from Nasdaq.

Under the Nasdaq rules, the Company has until October 22, 2023 (60 days after Nasdaq’s notice) to submit a plan to regain compliance with the Rule 5250(c)(1).

The Company filed the Form 10-Q on August 25, 2023. The Company believes, therefore, that it has regained compliance with Rule 5250(c)(1).

Item 8.01. Other Events.

The Company issued a press release on August 25, 2023. A copy of that press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release Issued on August 25, 2023

104	Cover Page Interactive Data File (formatted in iXBRL, and included in exhibit 101).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACLARION, INC.

August 25, 2023	By:	/s/ John Lorbiecki
	Name:	John Lorbiecki
	Title:	Chief Financial Officer

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